UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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UNITED STATES ANTIMONY CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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UNITED STATES ANTIMONY CORPORATION
P.O. Box 643, Thompson Falls, Montana 59873

June 21, 2021

Dear Shareholder:

You are cordially invited to attend the 2020 annual meeting of shareholders of United States Antimony Corporation on Monday, August 2, 2021 at 10:00 a.m., Mountain Time.  The Annual Meeting will be a completely virtual meeting of shareholders conducted via live audio webcast to enable our shareholders to participate from any location around the world that is convenient to them. You will be able to attend the Annual Meeting by visiting https://agm.issuerdirect.com/uamy.

The Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the meeting.

During the meeting, we will also report on our operations.  Directors and officers of United States Antimony Corporation will be present to respond to appropriate questions from shareholders.

It is important that your shares are represented, whether or not you attend the annual meeting and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to promptly vote.  You may vote your shares by completing and mailing, faxing, or submitting over the internet the enclosed proxy card.  If you attend the meeting, you may vote at the meeting even if you have previously submitted your proxy. The accompanying proxy information also provides instructions for submitting your vote online.

We look forward to seeing you at the meeting.

Sincerely,

/s/ John Gustavsen
John Gustavsen
Interim Chief Executive Officer

UNITED STATES ANTIMONY CORPORATION
___________________________

NOTICE OF 2020 ANNUAL MEETING OF SHAREHOLDERS
   ______________________________________________

To the Shareholders of United States Antimony Corporation:

The 2020 Annual Meeting of Shareholders of United States Antimony Corporation (“USAC” or the “Company”) will be on Monday, August 2, 2021 at 10:00 a.m., Mountain Time. The Annual Meeting will be a completely virtual meeting of shareholders conducted via live audio webcast to enable our shareholders to participate from any location around the world that is convenient to them. You will be able to attend the Annual Meeting by visiting https://agm.issuerdirect.com/uamy.

We are holding the Annual Meeting for the following purposes, which are more fully described in the proxy statement accompanying this Notice:

1.
To elect each of the four directors named in the Proxy Statement for a term of one year.

2.
To ratify the appointment of Assure CPA, LLC as USAC’s independent registered public accounting firm for the fiscal years ending December 31, 2020 and December 31, 2021.

3.
To transact any other business that properly comes before the meeting.

Only shareholders of record at the close of business on June 7, 2021 (the “Record Date”) will be entitled to notice of, and to vote at, the annual meeting. A list of shareholders as of the Record Date will be available for inspection by any shareholder through the date of the annual meeting at the Company’s principal office and, during the annual meeting, at http://www.iproxydirect.com/UAMY. Shareholders will need to register at the annual meeting to attend the annual meeting. If your shares of common stock or preferred stock are not registered in your name, you will need to provide proof of your ownership of those shares at the annual meeting in order to register to attend and vote. You should ask the broker, bank or other institution that holds your shares of common or preferred stock to provide you with a valid proxy card to permit you to vote at the annual meeting. Please have that documentation readily accessible when you attend the annual meeting.

Your vote is very important. Whether or not you expect to attend the Annual Meeting, we urge you to vote your shares at your earliest convenience. Promptly voting your shares by signing, dating, and returning the enclosed proxy card will help to ensure the presence of a quorum at the meeting. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Retention of the proxy is not necessary for admission to or identification at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the annual meeting to be held on Monday, August 2, 2021. The proxy statement and 2020 Annual Report on Form 10-K are available at http://www.iproxydirect.com/UAMY.

By Order of the Board of Directors

John Gustavsen
Interim Chief Executive Officer
June 21, 2021

PROXY STATEMENT
OF
UNITED STATES ANTIMONY CORPORATION

47 Cox Gulch, P.O. Box 643
Thompson Falls, Montana 59873
(406) 827-3523
______________________________________________

2020 ANNUAL MEETING OF SHAREHOLDERS
August 2, 2021
______________________________________________

The Board of Directors of United States Antimony Corporation (“USAC” or the “Company”) is using this Proxy Statement to solicit proxies from our shareholders for use at the 2020 annual meeting of shareholders.

______________________________________________

INFORMATION ABOUT THE 2020 ANNUAL MEETING
______________________________________________
Time and Place of the Annual Meeting

Our annual meeting will be held as follows:

Date:                      Monday, August 2, 2021

Time:                      10:00 a.m., Mountain Time

Place:                      https://agm.issuerdirect.com/uamy

Matters to Be Considered at the Annual Meeting

 At the meeting, you will be asked to consider and vote upon the following proposals (“Proposals”):

Proposal 1.
To elect four named directors, each to serve for a one-year term.

Proposal 2.
To ratify the selection of Assure CPA, LLC as our independent auditor for 2020 and 2021.

We also will transact any other business that may properly come before the annual meeting. As of the date of this Proxy Statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this Proxy Statement.

Proxy Materials

We are making available this Proxy Statement and its accompanying materials and the form of proxy to our shareholders on or about June 21, 2021 at www.iproxydirect.com/UAMY. The following documents are included with this Proxy Statement:

1. Notice of Annual Meeting of Shareholders;
2. A Proxy Designation attached hereto (the “Proxy”); and
3. A copy of the 2020 Annual Report on Form 10-K.

Who is Entitled to Vote?

We have fixed the close of business on June 7, 2021 as the Record Date for shareholders entitled to notice of, and to vote at, our annual meeting. Only holders of record of USAC’s common stock and preferred stock on that date are entitled to notice of, and to vote at, the annual meeting. You are entitled to one vote for each share of USAC common stock, Series A preferred stock, and Series C preferred stock that you own. Each holder of shares of Series D preferred stock is entitled to such number of votes as shall be equal to the whole number of shares of common stock into which such holder’s aggregate number of shares of Series D Preferred Stock are convertible immediately after the close of business on the Record Date.

On the Record Date, the following shares were outstanding and entitled to vote at the annual meeting: (1) 106,253,081 shares of common stock, (2) 177,904 shares of Series C preferred stock, and (3) 1,751,005 shares of Series D preferred stock. There are no issued or outstanding shares of the Company’s Series A preferred stock and the Company’s Series B preferred stock does not have voting rights.

The Common Stock and Preferred Stock are sometimes collectively referred to in this Proxy Statement as the “Capital Stock.”

How Do I Vote at the Annual Meeting?

You have several voting options. You may vote by:

●
Completing your proxy card over the internet at the following website: http://www.iproxydirect.com/UAMY;

●
Downloading your proxy card from http://www.iproxydirect.com/UAMY (or sending an email to Issuer Direct at proxy@issuerdirect.com and requesting that your proxy card be emailed to you), and then completing and signing your proxy card, and faxing your proxy card to Issuer Direct at 202-521-3464, Attention: Proxy Services;

●
Downloading your proxy card from http://www.iproxydirect.com/UAMY (or sending an email to Issuer Direct at proxy@issuerdirect.com and requesting that your proxy card be emailed to you), and then completing and signing your proxy card, and emailing your proxy card to Issuer Direct at proxy@issuerdirect.com;

●
Downloading your proxy card from http://www.iproxydirect.com/UAMY (or sending an email to Issuer Direct at proxy@issuerdirect.com and requesting that your proxy card be emailed to you), and then completing and signing your proxy card, and mailing your proxy card to the attention of Proxy Services at One Glenwood Ave, Suite 1001, Raleigh, NC 27603-2582; or

●
Attending and voting at the annual meeting. To attend the annual meeting, you will need to provide your Control ID, and to vote at the annual meeting, you will need to provide your Request ID. Each of your Control ID and Request ID can be found on either (i) your proxy card (which is available to download at http://www.iproxydirect.com/UAMY or which may be obtained by sending an email to Issuer Direct at proxy@issuerdirect.com and requesting that your proxy card be emailed to you) or (ii) your notice of internet availability of proxy materials (which was mailed to you).

Proxies are solicited to provide all shareholders of record on the Record Date with an opportunity to vote on matters scheduled for the annual meeting and described in these materials. You are a shareholder of record if your shares of USAC common stock and/or preferred stock are held in your name. If you are a beneficial owner of USAC common stock or preferred stock held by a broker, bank or other nominee (i.e., in “street name”), please see the instructions under the following question.

Shares of USAC common stock and preferred stock can only be voted if the shareholder is present at the annual meeting, which will be held completely virtually via live audio webcast, or by proxy at the annual meeting. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the annual meeting if you are a shareholder of record.

Shares of USAC common stock and preferred stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder’s instructions. Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of each of our four named director nominees and "FOR" ratification of the selection of Assure CPA, LLC as our independent auditor for 2020 and 2021. If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment. We do not currently expect that any other matters will be properly presented for action at the annual meeting.

You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse, and some in trust for your children. In such case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

If you are the beneficial owner of shares held in “street name” by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice. In the case of non-discretionary items, the shares not voted will be treated as “broker non-votes.”

If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership. If you want to vote your shares of common stock or preferred stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of at least a majority of the shares of USAC common stock and preferred stock entitled to vote at the annual meeting as of the Record Date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, either the chairperson of the meeting or a majority of the shareholders present or represented by proxy at the meeting may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the meeting is adjourned for 60 days or more. An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Election of Directors

Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of outstanding shares entitled to vote at the annual meeting. Pursuant to our Bylaws and Montana law, shareholders are permitted to cumulate their votes for the election of directors. Under cumulative voting, each holder of voting stock has a number of votes that is equal to the number of shares of voting stock he or she owns multiplied by the number of directors to be elected. The holder may cast all of those votes for one nominee or distribute them among all or less than all of the nominees as the shareholder sees fit. Since four directors are to be elected at the meeting, the total votes which may be cast in the election of directors is calculated as follows:

Number of shares of voting stock owned by you x 4 (number of directors to be elected) = total votes. Shareholders may allocate their votes among the four nominees described below. Votes may be cast for or withheld from each nominee.

Vote Required to Approve Proposal 2: Ratification of the Selection of the Independent Auditor

Ratification of the selection of Assure CPA, LLC as our independent auditor for the fiscal years ending December 31, 2020 and December 31, 2021 requires the affirmative vote of a majority of the outstanding shares entitled to vote which are present in person or by proxy at the annual meeting. Abstentions will have the same effect as a vote against the proposal.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

   ●
submitting a new proxy with a later date;

   ●
notifying Issuer Direct in writing before the annual meeting that you have revoked your proxy by delivering such writing by email to proxy@issuerdirect.com, by fax to the attention of Proxy Services at 202-521-3464, or by mail to the attention of Proxy Services at One Glenwood Ave, Suite 1001, Raleigh, NC 27603-2582; or

   ●
attending and voting at the annual meeting.

If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

How can I obtain a copy of the 2020 Annual Report on Form 10-K?

The Company’s 2020 Annual Report on Form 10-K, including financial statements, is available on the internet with this Proxy Statement at http://www.iproxydirect.com/UAMY. The Form is also available through the SEC’s website at http://www.sec.gov.

At the written request of any shareholder who owns shares on the Record Date, the Company will provide to such shareholder, without charge, a paper copy of the Company’s 2020 Annual Report on Form 10-K as filed with the SEC, including the financial statements, but not including exhibits.

If requested, the Company will provide copies of the exhibits for a reasonable fee.

     ______________________________________________

PROPOSAL 1 – ELECTION OF DIRECTORS
  ______________________________________________

What is the current composition of the Board?

Our Board of Directors has fixed the number of directors at six. Our Board of Directors currently consists of four members, with two vacancies. The Board of Directors has not nominated nominees to fill the current vacancies, and only four nominees are standing for election at the Annual Meeting. As a result, if all four nominees are elected at the Annual Meeting, there will be two vacancies.

Is the Board divided into classes? How long is the term?

No, the Board is not divided into classes. All directors serve one-year terms until their successors are elected and qualified at the next annual meeting.

Who is standing for election this year?

The Board of Directors has nominated the following four current Board members for election at the 2020 annual meeting, to hold office until the 2021 annual meeting:

●
Hartmut W. Baitis

●
Russell C. Lawrence

●
Lloyd Joseph Bardswich

●
Blaise Aguirre, MD

What if a nominee is unable or unwilling to serve?

All of our nominees currently serve as USAC directors. Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

How are nominees elected?

Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of outstanding shares entitled to vote at the annual meeting. Pursuant to our Bylaws and Montana law, shareholders are permitted to cumulate their votes for the election of directors.

Board Recommendation

The Board recommends a vote FOR each of the four named nominees.

     ______________________________________________

INFORMATION ON THE BOARD OF DIRECTORS
  ______________________________________________

The following table sets forth certain information with respect to our directors who are named in this Proxy Statement. The term for each director, if elected, will expire at our next annual meeting or until his or her successor is appointed and qualified. The ages of the directors are shown as of December 31, 2020.

Name	Age	Affiliation	Expiration of Term

Hartmut W. Baitis	71	Director	2021 annual meeting

Russell C. Lawrence	51	Director	2021 annual meeting

Lloyd Joseph Bardswich	76	Director	2021 annual meeting

Blaise Aguirre, MD	58	Director	2021 annual meeting

Set forth below is the present principal occupation and other business experience during the last five years of each of the four nominees for election.

Hartmut W. Baitis. Mr. Baitis, who joined the Board in 2011, has more than 35 years of experience as an exploration geologist in the U.S., Canada, Central America and Mexico. He is experienced in numerous geologic environments and terrains, and has been involved in all phases of exploration, ranging from field geologist, consultant, management and acquisition team director. He has a B.S. and a Ph.D. in Geology from the University of Oregon.

Russell C. Lawrence.  Mr. Lawrence, who joined the Board in 2007, has experience in applied physics, mining, refining, excavation, electricity, electronics, and building contracting.  He graduated from the University of Idaho with a degree in physics in 1994 and worked for the Physics Department at the University of Idaho for a period of 10 years. He has also worked as a building contractor and for USAC at the smelter and laboratory at Thompson Falls, for USAMSA in the construction and operation of the USAMSA smelter in Mexico, and for Antimonio de Mexico, S. A. de C. V. at the San Miguel Mine and the Cadereyta mill site in Mexico.

Lloyd Joseph Bardswich. Mr. Bardswich has extensive experience in mining, mining engineering, management, drilling, metallurgy and plant design. He is a registered Professional Mining Engineer, can serve as a QP (Qualified Person) regarding reporting to NI43-101 standards and has worked as a Shift Boss, Mine Safety Engineer, Mine Foreman, Mine Manager and Mining Consultant.

Blaise Aguirre, MD. Dr. Aguirre, who joined the Board in August 2019, is an Assistant Professor of Psychiatry at Harvard Medical School, and is the founding Medical Director of 3East at McLean Hospital in Belmont, Massachusetts. In 2011, he was elected to the Board of Directors at Investors Capital Holdings, Ltd, and remained on the Board until it was sold to RCS Capital Corporation. In addition, Dr. Aguirre sits on the boards of various privately held companies. He has developed and maintained relationships with institutional money managers, venture capitalists, angel investors and has developed expertise as a small cap stock analyst as a broker with series 7 and 63 securities licenses. He received his Medical Doctor’s degree in 1989 from the University of Witwatersrand, Johannesburg, South Africa, and performed his residency at Boston University School of Medicine from 1991 to 1994.

Family Relationships

None.

Other Directorships

No director of the Company is a director of an issuer with a class of securities registered under Section 12 of the United States Securities Exchange Act of 1934, as amended, or the Exchange Act, or which otherwise is required to file periodic reports under the Exchange Act.

Legal Proceedings

The Company is not aware of any material legal proceedings to which any director, officer or affiliate of the Company, or any owner of record or beneficially of more than five percent of common stock of the Company, or any associate of any director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

The Company is not aware of any of its directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

  ______________________________________________

CORPORATE GOVERNANCE
  ______________________________________________

Board of Directors

The Board of Directors conducts its business through Board meetings and through its committees. The current Board is composed of four directors, with two vacancies.

Director Independence

We have four directors as of the Record Date, including three independent directors as follows:

●
Hartmut W. Baitis

●
Lloyd Joseph Bardswich

●
Blaise Aguirre, MD

An “independent” director is a director whom the Board of Directors has determined satisfies the requirements for independence under Section 803A of the NYSE American Company Guide.

Meetings of the Board and Board Member Attendance at Annual Meeting

During the year ended December 31, 2020, the Board of Directors held four (4) regular meetings. Each incumbent director attended all of the meetings of the Board and all of the meetings of committees on which such person served during this period.

Board members are not required to attend the annual meeting of shareholders.

Communications to the Board

Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Alicia Hill, Corporate Secretary, at United States Antimony Corporation, P.O. Box 643, Thompson Falls, Montana 59873. Our Secretary will forward communications directly to the appropriate Board member(s). If the correspondence is not addressed to a particular member, the communication will be forwarded to at least one Board member in order to bring the matter to the attention of the entire Board. Our Secretary will review all communications before forwarding them to the appropriate Board member(s).

Committees and Committee Charters

The Board of Directors has the following standing committees: Executive Committee, Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee. The Audit Committee was established in December 2011, and the Compensation and Corporate Governance and Nominating Committees were established in 2012.

Executive Committee

In 2020, the Executive Committee consisted of two members, John C. Lawrence and Hartmut W. Baitis. John C. Lawrence passed away in June 2020, and thereafter the Executive Committee consisted of Russel C. Lawrence and Hartmut W. Baitis. During 2020, the Executive Committee met one (1) time.

Audit Committee and Audit Committee Financial Experts

We have a standing Audit Committee and audit committee charter, which complies with Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the requirements of the NYSE American. Our Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. During 2020, our Audit Committee was composed of the following three (3) directors, each of whom, in the opinion of the Board, was independent (in accordance with Rule 10A-3 of the Exchange Act and the requirements of Section 803A of the NYSE American Company Guide) and financially literate (pursuant to the requirements of Section 803B of the NYSE American Company Guide): Jeffrey Wright, Hartmut W. Baitis, and Blaise Aguirre. Mr. Wright satisfies the requirement of a “financial expert” as defined under Item 407(d)(5) of Regulation S-K and meets the requirements for financial sophistication under the requirements of Section 803B of the NYSE American Company Guide.

Jeffrey D. Wright resigned from the Board effective January 31, 2021. The Audit Committee currently consists of Hartmut W. Baitis, Blaise Aguirre, and Lloyd Joseph Bardswich.

Our Audit Committee meets with our management and our external auditors to review matters affecting financial reporting, the system of internal accounting and financial controls and procedures and the audit procedures and audit plans. Our Audit Committee reviews our significant financial risks, is involved in the appointment of senior financial executives and annually reviews our insurance coverage and any off-balance sheet transactions.

Our Audit Committee monitors our audit and the preparation of financial statements and all financial disclosures contained in our SEC filings. Our Audit Committee appoints our external auditors, monitors their qualifications and independence and determines the appropriate level of their remuneration. The external auditors report directly to the Audit Committee. Our Audit Committee has the authority to terminate our external auditors’ engagement and approve in advance any services to be provided by the external auditors that are not related to the audit.

During the fiscal year ended December 31, 2020, the Audit Committee met four (4) times. A copy of the Audit Committee charter is available on our website at www.usantimony.com.

Audit Committee Report

Our Audit Committee oversees our financial reporting process on behalf of the Board. During 2020, the Committee had three (3) members, each of whom is “independent” as determined under Rule 10A-3 of the Exchange Act and the rules of the NYSE American. The Committee operates under a written charter adopted by the Board.

The Committee assists the Board by overseeing (1) the integrity of our financial reporting and internal control, (2) the independence and performance of our independent auditors, and (3) providing an avenue of communication between management, the independent auditors and the Board.

In the course of providing its oversight responsibilities regarding the 2020 financial statements, the Committee reviewed the 2020 audited financial statements, which appear in the 2020 Annual Report on Form 10-K, with management and our independent auditors. The Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements. The Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement of Auditing Standards 61, as superseded by Statement of Auditing Standard 114—the Auditor’s Communication With Those Charged With Governance, as modified or supplemented.

The Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board for independent auditor communications with audit committees concerning independence, as may be modified or supplemented.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2020. The Committee and the Board have also recommended the selection of Assure CPA, LLC as independent auditors for the Company for the fiscal years ending December 31, 2020 and 2021.

Submitted by the 2020 Audit Committee Members

Hartmut W. Baitis

Lloyd Joseph Bardswich

Blaise Aguirre

Compensation Committee

During 2020, we had a Compensation Committee composed of the following three (3) directors, each of whom, in the opinion of our Board of Directors, was independent (under Section 803A of the NYSE MKT Company Guide): Craig W. Thomas (Chairman) Jeffrey D. Wright, and Hartmut W. Baitis. Jeffery D. Wright resigned from the Board in January 2021, and Craig W. Thomas resigned from the Board in February 2021. The Compensation Committee currently consists of Hartmut W. Baitis and Blaise Aguirre.

We have a Compensation Committee charter that complies with the requirements of the NYSE American. Our Compensation Committee is responsible for considering and authorizing terms of employment and compensation of executive officers and providing advice on compensation structures in the various jurisdictions in which we operate. Our Chief Executive Officer may not be present during the voting determination or deliberations of his or her compensation; however, our Compensation Committee does consult with our Chief Executive Officer in determining and recommending the compensation of directors and other executive officers.

In addition, our Compensation Committee reviews both our overall salary objectives and significant modifications made to employee benefit plans, including those applicable to executive officers, and proposes awards of stock options, if any. The Compensation Committee has determined that the Company’s compensation policies and practices for its employees generally, not only with respect to executive officers, are not reasonably likely to have a material adverse effect on the Company.

The Compensation Committee does not and cannot delegate its authority to determine director and executive officer compensation. Due to budgetary constraints, neither the Company nor the Compensation Committee has engaged the services of an external compensation consultant.

During the fiscal year ended December 31, 2020, the Compensation Committee met two (2) times. A copy of the Compensation Committee charter is available on our website at www.usantimony.com.

Corporate Governance and Nominating Committee

During 2020, we had a Corporate Governance and Nominating Committee composed of the following three (3) directors, each of whom, in the opinion of our Board of Directors, was independent (under Section 803A of the NYSE American Company Guide): Jeffrey Wright (Chairman), Hartmut W. Baitis, and Craig W. Thomas. The charter of the Corporate Governance and Nominating Committee charter complies with the requirements of the NYSE American.

Our Corporate Governance and Nominating Committee is responsible for developing our approach to corporate governance issues. The Committee evaluates the qualifications of potential candidates for director positions and recommends to the Board nominees for election at the next annual meeting or any special meeting of shareholders, and any person to be considered to fill a Board vacancy resulting from death, disability, removal, resignation or an increase in Board size. The Committee has adopted a Director Nominating Process and Policy which sets forth the criteria the Board will assess in connection with the consideration of a candidate, including the candidate’s integrity, reputation, judgment, knowledge, independence, experience, accomplishments, commitment and skills, all in the context of an assessment of the perceived needs of the Board at that time. A copy of the Director Nominating Process and Policy is available on our website at www.usantimony.com.

We do not have a formal policy regarding diversity in the selection of nominees for directors. The Corporate Governance and Nominating Committee does, however, consider diversity as part of its overall selection strategy. In considering diversity of the Board as a criteria for selecting nominees, the Corporate Governance and Nominating Committee takes into account various factors and perspectives, including differences of viewpoint, professional experience, education, personal and professional skills and other individual qualities and attributes that contribute to Board heterogeneity, as well as race, gender and national origin. The Corporate Governance and Nominating Committee seeks persons with leadership experience in a variety of contexts. The Corporate Governance and Nominating Committee believes that this conceptualization of diversity is the most effective means to implement Board diversity. The Corporate Governance and Nominating Committee will assess the effectiveness of this approach as part of its annual review of its charter.

The Committee will consider recommendations for director nominees made by shareholders and others if these individuals meet the criteria set forth in the Director Nominating Process and Policy. For consideration by the Committee, the nominating shareholder or other person must provide the Corporate Secretary’s Office with information about the nominee, including a detailed background of the suggested candidate that will demonstrate how the individual meets our director nomination criteria. If a candidate proposed by a shareholder meets the criteria, the individual will be considered on the same basis as other candidates. No shareholder or shareholders holding 5% or more of our outstanding stock, either individually or in aggregate, has recommended a nominee for election to the Board.

All of the four nominees included on the proxy card accompanying this Proxy Statement were nominated by the Corporate Governance and Nominating Committee and were recommended by our current Board.

During the fiscal year ended December 31, 2020, the Corporate Governance and Nominating Committee met one (1) time. A copy of the Corporate Governance and Nominating Committee charter is available on our website at www.usantimony.com.

Board Leadership Structure

The Board has reviewed our current Board leadership structure in light of the composition of the Board, our size, the nature of our business, the regulatory framework under which we operate, our shareholder base, our peer group and other relevant factors. Considering these factors, we determined to have a separate Chief Executive Officer and Chairman of the Board. We determined that this structure is currently the most appropriate Board leadership structure for the Company. The Board noted the following factors in reaching its determination:

●
The Board acts efficiently and effectively under its current structure.

●
A structure of a combined Chief Executive Officer and Chairman of the Board is in the best position to be aware of major issues facing us on a day-to-day and long-term basis, and is in the best position to identify key risks and developments facing us to be brought to the Board’s attention.

●
This structure eliminates the potential for confusion and duplication of efforts, including among employees.

●
Companies within our peer group utilize similar Board structures.

We do not have a lead independent director. Given the size of the Board, the Board believes that the presence of three independent directors, with independent directors sitting on the Board’s committees, is sufficient independent oversight even if we combine the roles of Chairman and Chief Executive Officer. The independent directors work well together in the current structure and the Board does not believe that selecting a lead independent director would add significant benefits to the Board oversight role.

We currently have an Interim Chief Executive Officer who is not a director, and we do not currently have a Chairman of the Board. However, if we appoint a permanent Chief Executive Officer, our Board may choose to elect the Chief Executive Officer as a director and combine the Chairman and Chief Executive Officer roles.

The Board of Director’s Role in Risk Management Oversight

The understanding, identification and management of risk are essential elements for the successful management of the Company. Risk oversight begins with the Board and the Audit Committee. During 2020, the Audit Committee consisted of Craig W. Thomas (Chairman), Jeffrey D. Wright, and Blaise Aguirre, each of whom was an independent director.

The Audit Committee reviews and discusses policies with respect to risk assessment and risk management. The Audit Committee also has oversight responsibility with respect to the integrity of our financial reporting process and systems of internal control regarding finance and accounting, as well as our financial statements.

At the management level, an internal audit provides reliable and timely information to the Board and management regarding our effectiveness in identifying and appropriately controlling risks. Annually, management presents to the Audit Committee a report summarizing the review of our methods for identifying and managing risks.

Additionally, our Corporate Governance and Nominating Committee reviews the risks related to succession planning and the independence of the Board. The Compensation Committee reviews the risks related to our various compensation plans.

In the event that a committee is allocated responsibility for examining and analyzing a specific risk, such committee reports on the relevant risk exposure during its regular reports to the entire Board facilitates proper risk oversight by the entire Board.

Based on a review of the nature of operations, we do not believe that any areas of the Company are incentivized to take excessive risks that would likely have a material adverse effect on our operations.

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DIRECTORS’ COMPENSATION
  ______________________________________________

Following is a summary of fees, cash payments, stock awards, and other reimbursements to Directors during the year ended December 31, 2020:

Directors Compensation

Name and Principal Position	Fees Earned or paid in Cash	Stock Awards	Total Fees, Awards, and Other Compensation
Russell C. Lawrence, Director		$25,000	$25,000
Hartmut W. Baitis, Director		$25,000	$25,000
Blaise Aguirre, MD, Director	-	$25,000	$25,000
Craig W. Thomas		$25,000	$25,000
Jeffrey D. Wright		$25,000	$25,000
Totals	$0.00	$125,000	$125,000

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EXECUTIVE COMPENSATION
  ______________________________________________

Summary Compensation Table

The following summary compensation table sets forth information concerning the annual compensation for services to the Company for the years ended December 31, 2020, 2019 and 2018 paid by the Company to its executive officers.

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Total
John C. Lawrence,	2020	$70,500	N/A	$0	$70,500
Former President	2019	$141,000	N/A	$25,000	$166,000
and Chief Executive Officer	2018	$141,000	N/A	$25,000	$166,000

John C. Gustavsen,	2020	$100,000	N/A		$100,000
Executive Vice President	2019	$100,000	N/A		$100,000
	2018	$100,000	N/A		$100,000

Russell C. Lawrence,	2020	$110,000	N/A	$25,000	$135,000
Executive	2019	$110,000	N/A	$25,000	$135,000
Director Latin America	2018	$110,000	N/A	$25,000	$135,000

(1)
These figures represent the fair values, as of the date of issuance, of the annual director's fee payable to John C. Lawrence and Russell C. Lawrence in the form of shares of USAC's common stock.

Compensation for all executive officers, except for the CEO position, is recommended to the Compensation Committee of the Board of Directors by the CEO. The Compensation Committee makes the recommendation for the compensation of the CEO. The Compensation Committee has identified a peer group of mining companies to aid in reviewing the President’s compensation recommendations for executives, and for reviewing the compensation of the CEO. The Board approves the compensation amounts recommended by the Compensation Committee. Currently, compensation for executive management includes only base salary and health insurance. The Company does not have annual performance-based salary increases, long-term performance-based cash incentives, deferred compensation, retirement benefits, or disability benefits.

Two executive officers, the CEO and the Executive Director of Latin America, receive restricted stock awards for their services as Board members.

Compensation Committee Discussion and Analysis

This discussion and analysis provides you with an understanding of our executive compensation philosophy, plans and practices, and gives you context for understanding and evaluating the more specific compensation information contained in the tables and related disclosures set forth above.

United States Antimony Corporation (“USAC” or the “Company”) mines and processes zeolite, antimony and precious metals. A wholly owned subsidiary, Bear River Zeolite, operates a zeolite mine and plant near Preston, Idaho. Wholly-owned subsidiaries in Mexico operate the Los Juarez antimony mine in the state of Queretaro, Mexico, a mill in Guanajuato, Mexico, and an antimony smelter in Coahuila, Mexico. The Company’s headquarters, primary smelter and refinery are located in Thompson Falls, Montana.

In analyzing executive compensation, the committee recognized the hardship and risk which the CEO, John Lawrence, and the Executive Vice Presidents, John Gustavsen and Russell Lawrence, have faced and continue to endure in working in Mexico. Employment at the management level has been static from 2013 through 2020, both in the Company and in all of its subsidiaries.

Oversight of the Executive Compensation Program

Role of the Compensation Committee.

The Compensation Committee (“Committee”) reviews and oversees the Company’s compensation programs. The Committee recommends the compensation levels for management level officers. The Compensation Committee also makes recommendations to the Board concerning salary guidelines and reviews compensation matters concerning all other executive officer and director compensation, including salaries, bonuses, stock-based awards and grants, and the terms and conditions of employment contracts.

The Compensation Committee meets annually to consider recommendations to the Board. Typically, the CEO of the Company makes recommendations to the Committee concerning individual salary levels and other compensation for the executives based on his or her knowledge of the work requirements and their effort and success. The CEO does not make any recommendation concerning his or her own salary or compensation. The Compensation Committee balances the Company’s compensation levels with the present operational goals and objectives of the Company.

The Compensation Committee is currently comprised of Hartmut W. Baitis, Lloyd Joseph Bardswich, and Blaise Aguirre. The Compensation Committee did not engage a compensation consultant in either the preparation or review of this report. The Board of Directors fixes director compensation based on the Committee’s recommendations.

Role of Executive Officers

The Chief Executive Officer makes recommendations to the Committee concerning executive officers’ total compensation.

At this time, the Company does not have a qualified or non-qualified stock plan.

The Committee reviews the executive officer recommendations for compensation and exercises its discretion in amending, accepting or modifying the recommendations for compensation.

Executive Compensation Principles

The following principles assist and guide the Committee in fulfilling its responsibilities as set forth in the Compensation Committee Charter and administration of the continuing executive compensation program:

●
Compensation should be transparent so that both the Company shareholders and executives understand the executive compensation program.

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Compensation programs should correspond with the Company’s financial interest as well as the interests of shareholders.

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Compensation should be flexible and rational in cyclical or volatile commodity markets.

●
Compensation should account for the inherent risks in certain geographical environments.

●
Compensation should be responsive to retaining qualified, high caliber executives and management.

Executive Management receives only a base salary and health insurance. The Company does not have annual performance-based salary plans, or long-term performance-based cash incentives, deferred compensation, retirement benefits or disability benefits. Russell Lawrence, the Executive Director of Latin America, is a Board member and receives compensation in the form of restricted Company common stock for serving on the Board.

The Committee made no changes in Executive Management base salaries in 2020, and salaries have remained static from the 2016 levels, except for a decrease in the salary for the CFO. The remainder of executive salaries remain unchanged since 2016. The Committee intends to review salaries again in 2021.

The Board of Directors rescinded the historical annual permitted grant of 26,000 shares of restricted common stock to the directors as of May 13, 2012. Thereafter, directors’ compensation has been limited to not exceed a value of $25,000 unless circumstances otherwise permit a different award. The Company does not have percentile projections, incentives or goals of compensation for any executive officers or directors of the Company. The Board of Directors intends to review Committee recommendations regarding any changes in compensation for the 2021 calendar year.

Market Assessments

The Committee reviews market compensation levels for the Board of Directors and Executive compensation. At the present time, the continuing development of the Mexican program requires that changes in base salary of the executives and compensation of directors will be carefully determined and on a case-by-case basis annually.

Personal Benefits for Executives

The Company does not have:

● Change in control agreements;

● Supplemental compensation policies;

● Any practices or policies regarding hedging or offsetting any decrease in the market value of registrant equity securities;

● Employment contracts;

● Separation or Severance Agreements; or

● Any other type of compensation arrangements

Board of Director Compensation Guidance

The following compensation guidance will continue until changed by the Board of Directors:

In August of 2012 the Board of Directors changed the maximum award of stock to the Directors to be not more than $25,000 per director in value unless circumstances otherwise permitted a different amount. All stock awards for John Lawrence and Russell Lawrence are included in this compensation report as part of executive salary to follow industry custom and to make the comparisons with the peer group more consistent, even though the stock was not delivered at that time.

Compensation of Independent Directors

The following table sets forth information concerning the compensation of the Company Directors for the fiscal year ended December 31, 2020. The table lists all compensation received by the independent directors. The stock received by the executive who was also a director, Russell Lawrence, was accounted for under executive compensation.

Director Compensation for 2020
	Fees Earned or Paid	Stock Awards(2)	All other Compensation	Total ($)
Hartmut W. Baitis	0	$25,000	0	$25,000

Craig W Thomas	0	$25,000	0	$25,000

Blaise Aguirre, MD	0	$25,000	0	$25,000

Jeffrey D. Wright	0	$25,000	0	$25,000
1.
During 2020, Hartmut W. Baitis was a member of the Executive, Compensation, and Corporate Governance and Nomination Committees. During 2020, Jeffrey Wright was a member of the Audit, Compensation, and Corporate Governance and Nominating Committees. During 2020, Craig W. Thomas was a member of the Audit, Compensation, and Corporate Governance and Nominating Committees.

The directors will receive $25,000 or equivalent value in restricted Company common stock for 2020 and succeeding years until changed or circumstances otherwise permit a different award.

Committee Recommendations for the Company Officers in 2021

The Company does not have an executive director compensation program. The Company has a measured compensation approach consistent with its growth. Accordingly, compensation will be reviewed annually.

The Officers’ compensation rates for 2020 were as follows:

John C. Gustavsen, Exec. VP - $100,000

Russell Lawrence, Exec Dir Latin America - $110,000

Alicia Hill - Treasurer and Controller - $50,000

The Committee recommended that the Executive Pay for 2020 continue in 2021 for John Gustavsen, Executive VP and Interim Chief Executive Officer, and Russell Lawrence, Executive Director. The Committee recommends that the Chairmanship fees for the Audit, Compensation and Governance/Nomination Committees be accepted as set forth in this report and that the Director’s stock fees shall remain without change in 2020 and 2021 in the amount of $25,000 in USAC common stock, restricted under Rule 144, for 2020 and 2021 or as circumstances otherwise permit.

Compensation Committee Report

We, as members of the Compensation Committee of the Board of Directors, have reviewed the foregoing Compensation Discussion and Analysis. Based upon our independent review and discussions with management, we recommend that the Board of Directors accept this report and that the Compensation Discussion and Analysis of 2020 be included in the 2021 Proxy Statement for filing with the U.S. Securities and Exchange Commission.

2020 COMPENSATION COMMITTEE OF
THE BOARD OF DIRECTORS

Hartmut W. Baitis
Lloyd Joseph Bardswich
Blaise Aguirre

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OTHER GOVERNANCE MATTERS
  ______________________________________________

Code of Business and Ethical Conduct

We have adopted a corporate Code of Business and Ethical Conduct which was administered by our President/CEO, John C. Lawrence until he passed away in June 2020. We believe our Code of Business and Ethical Conduct is reasonably designed to deter wrongdoing and promote honest and ethical conduct, to provide full, fair, accurate, timely and understandable disclosure in public reports, to comply with applicable laws, to ensure prompt internal reporting of code violations, and to provide accountability for adherence to the code. Our Code of Business and Ethical Conduct provides written standards that are reasonably designed to deter wrongdoing and to promote:

●
Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

●
Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;

●
Compliance with applicable governmental laws, rules and regulations;

●
The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

●
Accountability for adherence to the code.

Our Code of Business and Ethical Conduct is available on our web site at www.usantimony.com. A copy of the Code of Business and Ethical Conduct will be provided to any person without charge upon written request to us at our executive offices: United States Antimony Corporation, P.O. Box 643, Thompson Falls, Montana 59873. We intend to disclose any waiver from a provision of our code of ethics that applies to any of the following officers: our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions that relates to any element of our code of ethics on our website. No waivers were granted from the requirements of our Code of Business and Ethical Conduct during the year ended December 31, 2020, or during the subsequent period from January 1, 2021 through the date of this proxy statement.

Compensation Interlocks and Insider Participation

There were no compensation committee or board interlocks among the members of our Board.

  ______________________________________________

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
  ______________________________________________

Described below are transactions during the last two years to which we are a party and in which any director, executive officer or beneficial owner of five percent (5%) or more of any class of our voting securities or relatives of our directors, executive officers or five percent (5%) beneficial owners has a direct or indirect material interest.

In March 2016, the Company issued the Board members 550,000 shares of the Company’s common stock at $0.25 per share for services performed in 2015 with a value of $137,500.

In December of 2016, the Company issued Daniel Parks, the Company’s Chief Financial Officer, 200,000 shares of the Company’s common stock valued at $54,000 to retain his services for a two year period. As part of the agreement, Mr. Parks’ hours worked and normal compensation was reduced.

During 2016, the Company awarded, but did not issue, common stock with a value at December 31, 2016, of $168,750 to its Board of Directors as compensation for their services as directors. In connection with the issuances, the Company recorded $168,750 in director compensation expense. In March of 2017, at a price of $0.40 per share, the directors were issued 421,875 shares for 2016.

On December 31, 2017, the Company awarded shares of unregistered common stock to be paid to its directors for services during 2017, having a fair value of $175,000, based on the stock price at the date declared.

The Company’s former President and Chairman, John Lawrence, rented equipment to the Company and charged the Company for lodging and meals provided to consultants, customers and other parties by an entity that Mr. Lawrence owned. The amount due to Mr. Lawrence as of December 31, 2018 and 2017 was $93,567 and $22,668, respectively. Expenses paid to Mr. Lawrence for the years ended December 31, 2018 and 2017 were $9,634 and $13,603, respectively.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
  ______________________________________________

The following table sets forth information regarding beneficial ownership of our common stock as of June 7, 2021, by (i) each person who is known by us to beneficially own more than 5% of our Series B, C, and D preferred stock or common stock; (ii) each of our executive officers and directors; and (iii) all of our executive officers and directors as a group. Unless otherwise stated, each person's address is c/o United States Antimony Corporation, P.O. Box 643, 47 Cox Gulch, Thompson Falls, Montana 59873.

Title of Class	Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class (1)	Percent of all Voting Stock
Common Stock	Reed Family Limited Partnership 328 Adams Street Milton, MA 02186	7,577,062	7.13%	7.01%

Series B Preferred	Excel Mineral Company P.O. Box 3800 Santa Barbara, CA 93130	750,000(3)	100.00%	N/A
Series C Preferred	Richard A. Woods 59 Penn Circle West Penn Plaza Apts. Pittsburgh, PA 15206	48,305(2)	27.10%	*
Series C Preferred	Dr. Warren A. Evans 69 Ponfret Landing Road Brooklyn, CT 06234	32,203(2)	18.10%	*
Series C Preferred	Edward Robinson 1007 Spruce Street, 1st floor Philadelphia, PA 19107	32,203(2)	18.10%	*
Series C Preferred	All Series C Preferred Shareholders as a Group	177,904(2)	100.00%	0.16%
	John C. Lawrence	4,498,181	4.23%	4.16%
	Russell C. Lawrence	353,179	0.33%	*
Common Stock	Hartmut Baitis	339,254	0.32%	*
	Blaise Aguirre	67,200	0.06%	*
	John C. Gustavsen	36,200	0.03%	*
Common Stock	All Directors and Executive Officers as a Group	5,294,014	4.98%	4.90%
Series D Preferred	John C. Lawrence	1,590,672(2)	93.97%	1.47%
Series D Preferred	All Series D Preferred Shareholders as a Group	1,692,672(2)	100.00%	1.57%
	All Directors and Executive Officers as a Group	5,294,014	4.98%	4.90%
Common Stock and Preferred Stock w/ voting rights		-	-	-
	All preferred Shareholders that are officers or directors	1,590,672(2)	93.97%	1.47%
Common and Preferred Voting Stock	All Directors and Executive Officers as a Group	6,884,686	6.37%	6.37%

(1)
Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of June 7, 2021, are deemed outstanding for computing the percentage of the person holding options or warrants but are not deemed outstanding for computing the percentage of any other person. Percentages are based on a total of 106,253,081 shares of common stock, 750,000 shares of Series B Preferred Stock, 177,904 shares of Series C Preferred Stock, and 1,692,672 shares of Series D Preferred Stock outstanding on June 7, 2021. Total voting stock of 108,931,990 shares is a total of all the common stock issued, and all of the Series C and Series D Preferred Stock outstanding at June 7, 2021.

(2)
The outstanding Series C and Series D preferred shares carry voting rights equal to the same number of shares of common stock.

(3)
The outstanding Series B preferred shares carry voting rights only if the Company is in default in the payment of declared dividends. The Board of Directors has not declared any dividends as due and payable for the Series B preferred stock.

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PROPOSAL 2 – RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR
  ______________________________________________

What am I voting on?

The Board of Directors and the Audit Committee have selected Assure CPA, LLC as our independent auditor for the years ending December 31, 2020 and 2021 and that selection is being submitted to shareholders for ratification. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Assure CPA, LLC to our shareholder for ratification as a matter of good corporate practice. If the selection is not ratified, the Board will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Board in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of USAC and our shareholders. Assure CPA, LLC was formerly named DeCoria, Maichel & Teague P.S. and served as our independent auditor for the year ended December 31, 2020.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of Assure CPA, LLC as our independent auditor for 2020 and 2021.

Accountant Fees and Services

The following table sets forth the aggregate fees billed to the Company by Assure CPA, LLC, formerly known as DeCoria, Maichel & Teague P.S., for professional services rendered for the fiscal years ended December 31, 2020 and 2019.

	2020	2019
Audit Fees	$135,830	$116,716
Tax Fees Other Fees	$4,498--	$12,465--
Totals	$135,328	$117,981

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided by the principal accountants in connection with statutory and regulatory filings or engagements.

Tax Fees

Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning.

Audit-Related Fees

There were no other fees billed by Assure CPA, LLC during the last two fiscal years for assurance and related services that were reasonably related to the performance of the audit or review of the Company's financial statements and not reported under "Audit Fees" above.

The Audit Committee of the Board of Directors determined that all of the services performed by Assure CPA, LLC in fiscal year 2020 were not incompatible with Assure CPA, LLC maintaining its independence.

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SHAREHOLDER PROPOSALS
  ______________________________________________

Proposals of shareholders intended to be presented at our 2021 annual meeting must be received by us no later than February 1, 2022 to be considered for inclusion in the proxy materials and form of proxy relating to that meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act.

BY ORDER OF THE BOARD OF DIRECTORS

John Gustavsen,
Interim Chief Executive Officer

Thompson Falls, Montana
June 21, 2021

UNITED STATES ANTIMONY CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – MONDAY, AUGUST 2, 2021 AT 10:00 AM MOUNTAIN TIME
CONTROL ID:
REQUEST ID:

The undersigned hereby appoints John Gustavsen with full powers of substitution to act as attorney and proxy for the undersigned, to vote all shares of common stock and preferred stock of United States Antimony Corporation (“USAC”) which the undersigned is entitled to vote at the annual meeting of shareholders, to be held completely virtually via live audio webcast on Monday, August 2, 2021, at 10:00 a.m., Mountain Time, at https://agm.issuerdirect.com/uamy, and at any and all adjournments thereof, as indicated.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/UAMY
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OFUNITED STATES ANTIMONY CORPORATION	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	FOR	WITHHOLD
To elect four named directors, each to serve for a one-year term:
Hartmut W. Baitis	☐	☐
Russell C. Lawrence	☐	☐		CONTROL ID:
Lloyd Joseph Bardswich	☐	☐		REQUEST ID:
Blaise Aguirre, MD	☐	☐
Note: shareholders have the discretionary authority to cumulate votes for one or more nominees by marking after such one or more nominee’s names the number of votes cast for such nominee.
Proposal 2	FOR	AGAINST	ABSTAIN
To ratify the appointment of Assure CPA, LLC as USAC’s independent registered public accounting firm for the fiscal years ending December 31, 2020 and December 31, 2021.	☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

THE BOARD RECOMMENDS A VOTE ‘FOR’ EACH OF THE FOUR NAMED NOMINEES. THE BOARD RECOMMENDS A ‘FOR’ VOTE FOR PROPOSAL 2.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.

If any other business is presented at the annual meeting, the proxies will vote your shares in accordance with the directors’ recommendations.  At the present time, the Board of Directors knows of no other business to be presented at the annual meeting.  This proxy card also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and on matters incident to the conduct of the annual meeting.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
_____________________________
_____________________________
_____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

The undersigned acknowledges receipt from USAC prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders and the Proxy Statement dated June 21, 2021.

Dated: ________________________, 2021

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)